UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   December 29, 2006
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                          ICON Leasing Fund Eleven, LLC
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     000-51916                20-1979428
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     (State or Other           (Commission File Number)  (I.R.S. Employer
     Jurisdiction of                                      Identication No.)
     Incorporation)

                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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                    (Address of Principal Executive Offices)



                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events


     On December 29, 2006, ICON Leasing Fund Eleven, LLC ("Fund Eleven"), through its wholly-owned subsidiary, ICON Global Crossing III, LLC, purchased state-of-the-art telecommunications equipment from various vendors, which is subject to a forty-eight (48) month lease with Global Crossing Telecommunications, Inc. and its affiliate Global Crossing North American Networks, Inc. (collectively, the "Lessee") that will expire on December 31, 2010. The Lessee is an Internet protocol based telecommunications provider that delivers voice, video and data services to its customers. The purchase price for the equipment was approximately $9,800,000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ICON LEASING FUND ELEVEN, LLC
                                            By:  ICON CAPITAL CORP., its Manager


Dated:  January 12, 2007
                                            By: /s/ Thomas W. Martin
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                                              Thomas W. Martin
                                              Chief Operating Officer